Investor Presentation August 2023 Exhibit 99.4

Disclaimer This presentation contains forward-looking statements. All statements other than statements of historical facts contained in this presentation, including statements regarding possible or assumed future results of operations, business strategies, development plans, regulatory activities, competitive position, potential growth opportunities, & the effects of competition are forward-looking statements. These statements involve known & unknown risks, uncertainties & other important factors that may cause actual results, performance or achievements of EverQuote, Inc. (“the Company”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “should,” “expect,” “plan,” “project,” “estimate,” “guidance,” or “potential” or the negative of these terms or other similar expressions. The forward-looking statements in this presentation are only predictions. The Company has based these forward-looking statements largely on its current expectations & projections about future events & financial trends that it believes may affect the Company’s business, financial condition & results of operations. These forward-looking statements speak only as of the date of this presentation & are subject to a number of risks, uncertainties & assumptions, some of which cannot be predicted or quantified & some of which are beyond the Company’s control. The events & circumstances reflected in the Company’s forward-looking statements may not be achieved or occur, & actual results could differ materially from those projected in the forward-looking statements, including as a result of: (1) the Company’s ability to attract and retain consumers and insurance providers using the Company’s marketplace; (2) the Company’s ability to maintain or increase the amount providers spend per quote request; (3) the effectiveness of the Company’s growth strategies and its ability to effectively manage growth; (4) the Company’s ability to maintain and build its brand; (5) the Company’s reliance on its third-party service providers; (6) the Company’s ability to develop new and enhanced products and services to attract and retain consumers and insurance providers, and the Company’s ability to successfully monetize them; (7) the impact of competition in the Company’s industry and innovation by the Company’s competitors; (8) the length of the continued downturn in the auto insurance industry; (9) developments regarding the insurance industry and the transition to online marketing; (10) the possible impacts of inflation; and (11) the risks described in the “Risk Factors” section of the Company’s most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q & the other filings that the Company makes with the Securities & Exchange Commission from time to time. Moreover, new risk factors & uncertainties may emerge from time to time, & it is not possible for management to predict all risk factors & uncertainties that the Company may face. Except as required by applicable law, the Company does not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. The Company’s presentation also contains estimates, projections, & other information concerning the Company’s industry, the Company’s business & the markets for certain of the Company’s products & services, including data regarding the estimated size of those markets. Information that is based on estimates, forecasts, projections, market research, or similar methodologies is inherently subject to uncertainties & actual events or circumstances may differ materially from events & circumstances reflected in this information. Unless otherwise expressly stated, the Company obtained this industry, business, market & other data from reports, research surveys, studies & similar data prepared by market research firms & other third parties, from industry, general publications, & from government data & similar sources. The Company presents Adjusted EBITDA as a non-GAAP measure, which is not a substitute for or superior to, other measures of financial performance prepared in accordance with U.S. GAAP. A reconciliation to the most directly comparable GAAP measures is included in the Appendix to these slides.

Our vision Become the largest online source of insurance policies by using data, technology and knowledgeable advisors to make insurance simpler, more affordable and personalized, ultimately reducing cost and risk.

Extensive distribution channels with Carriers and Local Agent Network3 Asset-Light model well positioned for recovery of the auto insurance market Key Investment Highlights Insurance Marketplace Leader Massive Market Opportunity Proprietary Tech and Data Extensive Distribution Attractive Business Model Leading Property and Casualty1 (”P&C”) online insurance marketplace providing compelling benefits for consumers and insurance providers $171b in annual insurance distribution spend in the early phases of shifting online provides multi-year tailwind2 Proprietary platforms built on highly integrated machine learning assets support rapid growth and drive network effects Includes auto, home, renters and other related insurance products Source: S&P Global Market Intelligence, Insider Intelligence and Company estimates. Includes commissions and advertising spend of broader insurance including P&C, Life, and Health markets as of 2021 Also referred to as 3rd party agent network

Company Overview One of the insurance industry’s largest online customer acquisition and distribution platforms Highly scalable, data proprietary platform leveraging 2.5b+ consumer data points amassed over a decade1 "Hybrid Marketplace” with extensive distribution: 100+ carriers and 7,000+ 3rd party local agents Diversified distribution model serving consumers and providers across multiple P&C insurance markets Founded in 2011 with headquarters in Cambridge, MA; IPO in summer 2018 Company Snapshot Compelling Value Proposition Providers: efficiently acquire consumers Large volume of high intent consumers Higher ROI from target-based consumer attributes Opportunity to acquire consumer referrals Consumers: saving time and money Single destination for P&C insurance needs Personalized shopping experience Provide multiple quotes, fitting the consumer’s needs Source: estimated using Company data through 2022

Large & Expanding TAM Growth Drivers U.S. Insurance Market: Distribution Spend1 ~13% Estimated Digital Advertising Spend Growth3 Continued shift of consumer time spent online Continued shift of acquisition spend online Continued shift to digitization of insurance products and workflows Estimated share of Digital Advertising Spend Market ~4% Estimated share of Total Distribution Spend Market <1% $171b Total Market $10.5b Total Digital Advertising Spend Source: S&P Global Market Intelligence, Insider Intelligence and Company estimates. Includes commissions and advertising spend of individual insurance market including P&C, Life, and Health markets as of 2021 Market share based on EverQuote’s FY 2022 revenue, which was $404 million Estimated compound annual growth rate for 2021 to 2024. Source: Insider Intelligence Highlights2

Distribution The Customer Journey Traffic Channels Provider Engagement Consumer Arrival Provider Matching Partnerships Performance Media Other1 SEM Clicks Marketplace Calls Consumer Routing Customer Acquisition Performance Alignment Bidding Carriers Enterprise Distribution Agent Distribution Local Agent Network2 Other includes organic search, direct-to-site, partner exchange & other traffic sources In addition to the 3rd party agent network, EverQuote has a small 1st party agent presence Based on Company data & representative of the insurance provider partners on the platform as of June 30, 2023 Representative Carriers3

Proprietary Platforms Strengthen Competitive Moat Minimize Cost per Acquisition Omni-channel Automated Bidding Marketing Maximize Conversion Rates Consumer Personalized User Experiences Maximize Bind Performance Consumer Alignment Algorithms Distribution Maximize Value per Acquisition Enterprise & Agency Campaign Management B2B Highly integrated machine learning and data assets to support growth of all verticals Over 2.5b Consumer Submitted Data Points Since Inception1 Source: estimated using Company data through 2022

The State of the Auto Insurance Market Late Summer 2021; Auto Insurance Downturn Begins Current Outlook Cost of claims rises rapidly due to higher used car values, increased cost to repair and overall accident severity Auto carriers continue raising rates to restore adequate profitability; progress varies considerably by carrier and state Carriers are unable to adjust and implement rates quickly due to regulatory process and policy renewal cycles Carriers face elevated claims and combined ratios; pull back significantly on consumer acquisition spend Exact timing of the auto recovery remains uncertain; anticipated improvements in 2024 Cost of claims show some signs of stabilization, however, loss pressures persist

Significant capital and scale would have been required to effectively compete in a highly regulated and increasingly unpredictable market2 Exiting Health Vertical in 2023 Restructuring Sale of Health Vertical Assets3 Strengthened Balance Sheet3 Strategic Exit of Health1 Completed sale of select assets, including commissions receivable Sale of select Health Vertical assets resulted in cash proceeds of $13.2m Exiting of the health insurance vertical was approved by the Board of Directors on June 30, 2023, and announced publicly on July 6, 2023 The health insurance vertical accounted for less than 10% of Revenue in FY22 Sale of select assets of health insurance vertical announced on August 7, 2023 Increased strategic focus on our most differentiated assets to extend competitive moat Streamlined operations to improve financial performance

Strategic Focus Following 2023 Restructuring1 Asset-Light Model Streamlining business around the most capital efficient and high ROI parts of EVER’s operations Traffic Scale and Technology Drive greater value for carriers and agents by leveraging proprietary data, machine learning capabilities and expanding AI applications Positioned for Auto Recovery Expected to drive significant Adjusted EBITDA expansion when auto insurance market recovers June 16, 2023, EverQuote announced restructuring that eliminated ~30% of our positions

Financial Overview Revenue ($m) Adjusted EBITDA ($m) Variable Marketing Margin ($m) Summary Auto carrier recovery is expected to drive a significant rebound to revenue growth Potential for incremental improvement in VMM % from traffic optimization and product expansion Adjusted EBITDA margin expected to “snapback” to pre-downturn levels when auto insurance market substantially recovers Note: Auto insurance market downturn began in the late summer of 2021 Note: Historical financials include health insurance vertical financials, which was exited on June 30, 2023. The health insurance vertical accounted for less than 10% of Revenue in FY22

Multiple Levers to Drive Future Growth Attract More Consumers Explore Acquisition Opportunities Increase Provider Coverage & Budget Deepen Consumer & Provider Engagement Grow Core Verticals

NASDAQ: EVER

Appendix

Key Metrics Definitions Variable Marketing Margin We define variable marketing margin, or VMM, as revenue, as reported in our consolidated statements of operations and comprehensive income (loss), less advertising costs (a component of sales and marketing expense, as reported in our statements of operations and comprehensive income (loss)). We use VMM to measure the efficiency of individual advertising and consumer acquisition sources and to make trade-off decisions to manage our return on advertising. We do not use VMM as a measure of profitability. Adjusted EBITDA We define Adjusted EBITDA as net income (loss), adjusted to exclude: stock-based compensation expense, depreciation and amortization expense, restructuring and other charges, acquisition-related costs, legal settlement expense, one-time severance charges, interest income and the provision for (benefit from) income taxes. We monitor & present Adjusted EBITDA because it is a key measure used by our management & board of directors to understand & evaluate our operating performance, to establish budgets & to develop operational goals for managing our business.

Reconciliation of Adjusted EBITDA - 12 Months Ended 12 Months Ended December 31, 2022 December 31, 2021 December 31, 2020 December 31, 2019 December 31, 2018 December 31, 2017 Net loss ($24,416) ($19,434) ($11,202) ($7,117) ($13,791) ($5,070) Stock-based compensation $28,986 $30,020 $24,179 $12,721 $7,121 $1,860 Depreciation & amortization $5,848 $5,072 $3,350 $2,186 $1,341 $1,360 Legal settlement - - - $1,227 - - Acquisition-related costs/earnout ($4,135) $1,065 $2,258 - - - Severance under a plan - 440 - - - - Interest (income) expense, net ($349) ($37) (189) ($669) (121) 381 Provision for (benefit from) income taxes - ($2,510) - - - - Adjusted EBITDA $5,934 $14,616 $18,396 $8,348 ($5,450) ($1,469) ($ in Thousands)

Reconciliation of Adjusted EBITDA - 3 Months Ended 3 Months Ended June 30, 2023 March 31, 2023 December 31, 2022 September 30, 2022 June 30, 2022 Net loss ($13,193) ($2,529) ($8,494) ($6,451) ($3,756) Stock-based compensation $6,007 $6,509 $6,623 $7,233 $7,600 Depreciation & amortization $1,463 $1,407 $1,522 $1,410 $1,405 Legal settlement - - - - - Acquisition-related costs/earnout ($37) ($113) $632 ($96) ($3,779) Restructuring and Other Charges 3,832 - - - - Interest (income) expense, net ($271) ($187) ($191) ($113) ($37) Provision for (benefit from) income taxes $78 $286 - - - Adjusted EBITDA ($2,121) $5,373 $92 $1,983 $1,433 ($ in Thousands)